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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 29, 2007


                         INDALEX HOLDINGS FINANCE, INC.
             (Exact name of registrant as specified in its charter)




           Delaware                 333-138178             20-4065041
  (State or other jurisdiction     (Commission           (IRS Employer
       of incorporation)           File Number)        Identification No.)



                      75 Tri-State International, Suite 450
                             Lincolnshire, IL 60069
          (Address of principal executive offices, including Zip Code)



                                 (847) 810-3000
              (Registrant's telephone number, including area code)




          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition.

     On March 29, 2007, Indalex Holdings Finance, Inc. (the "Company") issued a press release announcing its financial results for the three months and year ended December 31, 2006. A copy of the Press Release is furnished as Exhibit
99.1 hereto, and is incorporated herein by reference.

     The information in the Press Release is being furnished, not filed, pursuant to this Item 2.02. Accordingly, the information in the Press Release will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Company that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.


Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

     (d) The following exhibit is furnished with this report:

     Exhibit No.           Description
     -----------           -----------------------------------------------------

     99.1                  Press Release dated March 29, 2007.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    INDALEX HOLDINGS FINANCE, INC.


                                      /s/ Michael E. Alger
                                    --------------------------------------------
Date: March 29, 2007                Name: Michael E. Alger
                                    Title: Executive Vice President, Secretary,
                                           Treasurer and Chief Financial Officer